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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          September 17, 2001
                                                            ------------------


                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

           (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II
              (FORMERLY CHEVY CHASE MASTER CREDIT CARD TRUST II))



     Laws of the United States            33-99334              51-0269396
     -------------------------            --------              ----------
   (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation or               File Number)         Identification
           organization)                                          Number)



      201 North Walnut Street, Wilmington, Delaware               19801
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         (Address of principal executive offices)               (Zip Code)


                                 302/594-4117
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              Registrant's telephone number, including area code


                                      N/A
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             (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

          99.1     Excess Spread Analysis

          99.2     Monthly Certificateholders' Statement for Series 1995-A

          99.3     Monthly Statement to Certificateholders for Series 1995-A

          99.4     Monthly Certificateholders' Statement for Series 1995-C

          99.5     Monthly Statement to Certificateholders for Series 1995-C

          99.6     Monthly Certificateholders' Statement for Series 1996-A

          99.7     Monthly Statement to Certificateholders for Series 1996-A

          99.8     Monthly Certificateholders' Statement for Series 1996-C

          99.9     Monthly Statement to Certificateholders for Series 1996-C

          99.10    Monthly Certificateholders' Statement for Series 1998-A

          99.11    Monthly Statement to Certificateholders for Series 1998-A
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                         By:  /s/ Tracie H. Klein
                              -----------------------------
                              Name:   Tracie H. Klein
                              Title:  First Vice President


Date:  September 17, 2001
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                                 Exhibit Index


Exhibit No.    Description                                                  Page

   99.1        Excess Spread Analysis

   99.2        Monthly Certificateholders' Statement for Series 1995-A

   99.3        Monthly Statement to Certificateholders for Series 1995-A

   99.4        Monthly Certificateholders' Statement for Series 1995-C

   99.5        Monthly Statement to Certificateholders for Series 1995-C

   99.6        Monthly Certificateholders' Statement for Series 1996-A

   99.7        Monthly Statement to Certificateholders for Series 1996-A

   99.8        Monthly Certificateholders' Statement for Series 1996-C

   99.9        Monthly Statement to Certificateholders for Series 1996-C

   99.10       Monthly Certificateholders' Statement for Series 1998-A

   99.11       Monthly Statement to Certificateholders for Series 1998-A